UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 424-4515
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2022, AdaptHealth Corp. (the “Company”) held the annual meeting of stockholders (the “Annual Meeting”) of the Company via live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 95,985,184 shares of Common Stock present or represented by proxy at the Annual Meeting, which represented 71.49% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Common Stock were entitled to one vote for each share of Common Stock held as of the close of business on April 26, 2022, the record date for the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three Class III directors for a three-year term;

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3. Non-binding advisory vote to approve the compensation paid to AdaptHealth’s named executive officers; and

4. Non-binding advisory vote to approve the frequency of a non-binding advisory vote on the compensation paid to AdaptHealth’s named executive officers.

The voting results for each of these proposals are set forth below.

1.        Election of Class III Directors

Name	For	Withheld	Broker Non-Vote
Mr. Brad Coppens	70,412,846	14,427,478	11,144,860
Dr. Susan Weaver	75,287,752	9,552,572	11,144,860
Mr. Dale Wolf	66,925,485	17,914,839	11,144,860

Based on the votes set forth above, each director nominee was duly elected to serve as a Class III director until the Company’s annual meeting of stockholders in 2025, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2.       Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
95,689,467	286,696	9,021

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.       Non-binding advisory vote to approve the compensation paid to AdaptHealth’s named executive officers

For	Against	Abstain	Broker Non-Vote
83,592,013	1,224,791	23,520	11,144,860

Based on the votes set forth above, the stockholders approved this proposal.

4.       Non-binding advisory vote to approve the frequency of a non-binding advisory vote on the compensation paid to AdaptHealth’s named executive officers

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
84,602,870	1,489	68,811	167,154	11,144,860

Based on the votes set forth above, the stockholders approved a frequency of one year for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Jason Clemens
Jason Clemens
Chief Financial Officer

Dated: June 23, 2022